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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 28, 1998


     CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1998, providing for the issuance of the CWMBS, INC.,
          CHL Mortgage Pass-Through Trust 1998-18, Mortgage Pass-Through
                         Certificates, Series 1998-18).


                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


     Delaware                          333-53861                95-4596514
--------------------                   ---------                ----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
   of Incorporation)                  File Number)          Identification No.)


  4500 Park Granada
  Calabasas, California                                        91302
-----------------------                                        -----
  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                    ---  --------


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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-18.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-18, Nomura Securities International, Inc. ("Nomura"), as one of the underwriters of the Underwritten Senior Certificates, has prepared certain materials (the "Nomura Computational Materials") for distribution to its potential investors. Countrywide
Securities Corporation ("CSC"), as one of the Underwriters of the Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Although the Company provided Nomura and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Nomura Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Nomura Computational Materials, listed as Exhibit 99.1 hereto and the CSC Computational Materials, listed as Exhibit 99.2 hereto are filed on Form SE dated September 28, 1998.










___________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 14, 1998 and the prospectus supplement dated September 28, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-18.







Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Nomura Computational Materials.
                  filed on Form SE dated September 28, 1998.

         99.2     CSC Computational Materials.
                  filed on Form SE dated September 28, 1998.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.



                                                By: /s/ Celia Coulter
                                                  -------------------
                                                    Celia Coulter
                                                    Vice President

Dated:  September 28, 1998





Exhibit Index
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Exhibit                                                          Page
-------                                                          ----

99.1         Nomura   Computational   Materials
             filed  on  Form  SE  dated September 28, 1998.

99.2         CSC  Computational  Materials
             filed on Form SE dated September 28, 1998.









                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599




                                         September 28, 1998



BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:   CWMBS, Inc.
                        CHL Mortgage Pass-Through Trust 1998-18
                        Mortgage Pass-Through Certificates, Series 1998-18
                        --------------------------------------------------

Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on September 28, 1998 in paper on Form SE.

                                Very truly yours,

                                /s/ Amy Sunshine

                                Amy Sunshine

Enclosure